UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2013

Pharma-Bio Serv, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50956	20-0653570
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Road 696, Dorado, Puerto Rico	00646
(Address of Principal Executive Offices)	(Zip Code)

(787) 278-2709
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2013, Pharma-Bio Serv, Inc. (the "Company") entered into a Consulting Agreement with Elizabeth Plaza, effective as of January 1, 2013 (the "Consulting Agreement").  Pursuant to the Consulting Agreement, Ms. E. Plaza will serve as the Company's Senior Strategic Consultant to provide advice and assistance to the Board of Directors and the officers of the Company in order to provide a smooth transition in the management and operations of the Company.  As previously reported, Ms. E. Plaza stepped down as President and Chief Executive Officer of the Company, effective December 31, 2012, and Nélida Plaza was appointed Acting President and Chief Executive Officer, effective January 1, 2013.

Pursuant to the Consulting Agreement, Ms. E. Plaza will receive a consulting fee of $275 per hour, subject to an aggregate amount not to exceed $300,000 during the one year term of the Consulting Agreement.  Additionally, Ms. E. Plaza will receive a company automobile and such insurance as she was provided by the Company during her last year of employment with the Company.  The Consulting Agreement also includes standard provisions relating to non-competition, confidentiality, and nondisparagement.

Also, on January 7, 2013, the Company, and Pharma-Bio Serv PR, a wholly-owned subsidiary of the Company, amended the Employment Agreement of Nélida Plaza, Acting President and Chief Executive Officer, President of Puerto Rico Operations and Secretary of the Company, dated December 31, 2009, as amended (the "Amendment").  The Amendment modifies Ms. N. Plaza's annual salary from $175,000 to $225,000 during her term as Acting President and Chief Executive Officer.  Also, the Amendment modifies the term of Ms. N. Plaza's non-compete from two years to one year following the date of her departure from the Company.

A copy of the Consulting Agreement and the Amendment are attached as Exhibits 10.1 and 10.2 to this report and are incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Consulting Agreement, dated January 7, 2013, by and between Pharma-Bio Serv, Inc. and Elizabeth Plaza.
10.2	Employment Agreement Amendment, dated January 7, 2013 by and among Pharma-Bio Serv, Inc., Pharma-Bio Serv PR, Inc. and Nélida Plaza.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.

Date: January 11, 2013	By:	/s/ Pedro Lasanta
Pedro Lasanta
Chief Financial Officer and Vice-President Finance and Administration

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